SEC Standardized Total Returns -- Separate Account C

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV DIVIDED BY P) 1/n ) - 1

       Total Return = ((ERV - P) DIVIDED BY P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

            P = a hypothetical initial investment of $1,000

            N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Life Series Fund Inc. -- Subaccount C as of December 31, 1997.

-------------------------------------------------------------------------------------------------------
                                                                          AVE. ANNUAL      TOTAL RETURN
                                ERV                 P              N      TOTAL RETURN
-------------------------------------------------------------------------------------------------------
Blue Chip Fund
   1 year:                   $1,166.40          $1,000.00         1.00      16.64%            16.64%
   5 years:                  $1,948.40          $1,000.00         5.00      14.27%            94.84%
   Life of Subaccount:       $2,760.70          $1,000.00         7.21      15.12%           176.07%
Discovery Fund
   1 year:                   $1,075.50          $1,000.00         1.00       7.55%             7.55%
   5 years:                  $1,730.60          $1,000.00         5.00      11.59%            73.06%
   Life of Subaccount:       $3,271.50          $1,000.00         7.21      17.86%           227.15%
Government Fund
   1 year:                   $1,000.10          $1,000.00         1.00        .01%              .01%
   5 years:                  $1,172.30          $1,000.00         5.00       3.23%            17.23%
   Life of Subaccount:       $1,274.20          $1,000.00         7.21       4.13%            27.42%
Growth Fund
   1 year:                   $1,190.30          $1,000.00         1.00      19.03%            19.03%
   5 years:                  $1,831.40          $1,000.00         5.00      12.86%            83.14%
   Life of Subaccount:       $2,849.90          $1,000.00         7.21      15.62%           184.99%
-------------------------------------------------------------------------------------------------------

SEC Standardized Total Returns -- Separate Account C

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV DIVIDED BY P) 1/n ) - 1

       Total Return = ((ERV - P) DIVIDED BY P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

            P = a hypothetical initial investment of $1,000

            N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Life Series Fund Inc. -- Subaccount C as of December 31, 1997.

----------------------------------------------------------------------------------------------------------------
                                                                                   AVE. ANNUAL      TOTAL RETURN
                                         ERV                   P          N      TOTAL RETURN
----------------------------------------------------------------------------------------------------------------
High Yield Fund
      1 year:                         $1,035.60             $1,000.00    1.00         3.56%             3.56%
      5 years:                        $1,558.80             $1,000.00    5.00         9.29%            55.88%
      Life of Subaccount:             $2,311.90             $1,000.00    7.21        12.32%           131.19%
International Securities Fund
      1 year:                         $1,004.60             $1,000.00    1.00          .46%              .46%
      5 years:                        $1,588.80             $1,000.00    5.00         9.70%            58.88%
      Life of Subaccount:             $1,819.80             $1,000.00    7.21         8.65%            81.98%
Investment Grade Fund
      1 year:                         $1,010.30             $1,000.00    1.00         1.03%             1.03%
      5 years:                        $1,277.50             $1,000.00    5.00         5.02%            27.75%
      Life of Subaccount:             $1,374.60             $1,000.00    5.98         5.46%            37.46%
Target Maturity 2007 Fund
      1 year:                         $1,043.70             $1,000.00    1.00         4.37%             4.37%
      Life of Subaccount:             $1,231.10             $1,000.00    2.68         8.05%            23.11%
Target Maturity 2010 Fund
      1 year:                         $1,066.50             $1,000.00    1.00         6.65%             6.65%
      Life of Subaccount:             $1,182.90             $1,000.00    1.68        10.58%            18.29%
Utilities Income Fund
      1 year:                         $1,151.20             $1,000.00    1.00        15.12%            15.12%
      Life of Subaccount:             $1,467.70             $1,000.00    4.09         9.74%            46.77%
-----------------------------------------------------------------------------------------------------------------

NAV Only Total Returns -- Subaccount C

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV DIVIDED BY P) 1/n ) - 1

     Total Return = ((ERV - P) DIVIDED BY P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

            P = a hypothetical initial investment of $1,000

            N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Life Series Fund Inc. -- Subaccount C as of December 31, 1997.

----------------------------------------------------------------------------------------------------------------
                                                                                   AVE. ANNUAL      TOTAL RETURN
                                         ERV                   P          N      TOTAL RETURN
----------------------------------------------------------------------------------------------------------------
Blue Chip Fund
      1 year:                         $1,254.30             $1,000.00    1.00        25.43%            25.43%
      5 years:                        $2,095.60             $1,000.00    5.00        15.95%           109.56%
      Life of Subaccount:             $2,967.90             $1,000.00    7.21        16.28%           196.79%
Discovery Fund
      1 year:                         $1,156.60             $1,000.00    1.00        15.66%            15.66%
      5 years:                        $1,860.70             $1,000.00    5.00        13.22%            86.07%
      Life of Subaccount:             $3,517.20             $1,000.00    7.21        19.05%           251.72%
Government Fund
      1 year:                         $1,075.60             $1,000.00    1.00         7.56%             7.56%
      5 years:                        $1,260.40             $1,000.00    5.00         4.74%            26.04%
      Life of Subaccount:             $1,369.70             $1,000.00    5.98         5.40%            36.97%
Growth Fund
      1 year:                         $1,280.00             $1,000.00    1.00        28.00%            28.00%
      5 years:                        $1,969.00             $1,000.00    5.00        14.51%            96.90%
      Life of Subaccount:             $3,065.00             $1,000.00    7.21        16.80%           206.50%
----------------------------------------------------------------------------------------------------------------

NAV Only Total Returns -- Subaccount C

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV DIVIDED BY P) 1/n ) - 1

       Total Return = ((ERV - P) DIVIDED BY P


WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

            P = a hypothetical initial investment of $1,000

            N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Life Series Fund Inc. -- Subaccount C as of December 31, 1997.

----------------------------------------------------------------------------------------------------------------
                                                                                   AVE. ANNUAL      TOTAL RETURN
                                         ERV                   P          N      TOTAL RETURN
----------------------------------------------------------------------------------------------------------------
High Yield Fund
      1 year:                         $1,113.70             $1,000.00    1.00        11.37%            11.37%
      5 years:                        $1,676.80             $1,000.00    5.00        10.89%            67.68%
      Life of Subaccount:             $2,486.20             $1,000.00    7.21        13.46%           148.62%
International Securities Fund
      1 year:                         $1,080.00             $1,000.00    1.00         8.00%             8.00%
      5 years:                        $1,709.00             $1,000.00    5.00        11.31%            70.90%
      Life of Subaccount:             $1,957.00             $1,000.00    7.21         9.75%            95.70%
Investment Grade Fund
      1 year:                         $1,086.80             $1,000.00    1.00         8.68%             8.68%
      5 years:                        $1,373.20             $1,000.00    5.00         6.55%            37.32%
      Life of Subaccount:             $1,477.70             $1,000.00    5.98         6.74%            47.77%
Target Maturity 2007 Fund
      1 year:                         $1,122.10             $1,000.00    1.00        12.21%            12.21%
      Life of Subaccount:             $1,323.50             $1,000.00    2.68        11.00%            32.35%
Target Maturity 2010 Fund
      1 year:                         $1,146.80             $1,000.00    1.00        14.68%            14.68%
      Life of Subaccount:             $1,271.70             $1,000.00    1.68        15.47%            27.17%
Utilities Income Fund
      1 year:                         $1,238.20             $1,000.00    1.00        25.07%            25.07%
      Life of Subaccount:             $1,577.70             $1,000.00    7.21        12.83%            64.60%
----------------------------------------------------------------------------------------------------------------